Exhibit 10.20
EXHIBIT A
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) between Innuity, Inc., a Utah corporation (the “Company”), and Acquirint, LLC, a Nevada limited liability company (the “Seller”) takes effect on December 22, 2006.
RECITALS
A.	This Agreement is being executed and delivered in satisfaction of Section 6.2(g) to the Asset Purchase Agreement of even date between the Company and the Seller (“Purchase Agreement”).
B.	Capitalized terms used but not defined in this Agreement will have the meanings ascribed to them in the Purchase Agreement.
AGREEMENT
     In consideration of the above recital and the promises set forth in this Agreement, the Parties agree as follows:
1.	Definitions. As used in this Agreement, the following terms will have the following meanings:

“Black Out Period” has the meaning set forth in Section 2(a).

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.00025 per share.

“Effectiveness Date” means with respect to the Registration Statement required to be filed hereunder, a date no later than 180 days following the date of this Agreement.

“Effectiveness Period” means the earliest date when (i) all of the Registrable Securities have been sold, (ii) all the Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders, or (iii) three years from the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Holder” or “Holders” means the Seller or any of its Affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

“Indemnified Party” has the meaning set forth in Section 5(c).

“Indemnifying Party” has the meaning set forth in Section 5(c).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the preface above.

“Registrable Securities” means the shares of Common Stock issued pursuant to the Purchase Agreement.

“Registration Expenses” means all expenses relating to the Company’s compliance with Sections 2 and 3 of this Agreement, including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, fees of transfer agents and registrars, fees of, and disbursements incurred by, one counsel for the Holders.

“Registration Statement” means the registration statement covering the resale of Registrable Securities required to be filed under this Agreement, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Selling Expenses” means all transfer taxes and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses.

“Trading Market” means any of the over-the-counter market, NASD Over The Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ National Markets System, the American Stock Exchange or the New York Stock Exchange.
2.	Registration.
(a)	Following the date of this Agreement, the Company will prepare and file with the Commission the Registration Statement covering the resale of the Registrable Securities on a continuous basis pursuant to Rule 415. The Registration Statement will be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration will be on another appropriate form in accordance with this Agreement). The Company will cause the Registration Statement to become effective and remain effective as provided in this Agreement. The Company will use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company will use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act during the Effectiveness Period.

(b)	Notwithstanding the foregoing, the Company may postpone the filing of the Registration Statement and suspend the effectiveness of the Registration Statement, suspend the use of any Prospectus and will not be required to amend or supplement the Registration Statement, its Prospectus or any document incorporated therein by reference, for a period not to exceed an aggregate of 90 days (a “Black Out Period”) if an event or circumstance occurs and is continuing as a result of which the Registration Statement, the related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the good faith judgment of the board of directors of the Company, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Effectiveness Period will be extended by the number of days in any Black Out Period occurring during the Effectiveness Period. Upon the occurrence of any Black Out Period, the Company will promptly notify the Holders of Registrable Securities thereof in writing.

(c)	Subject to Section 2(a) with respect to a Black Out Period, if the Registration Statement is not declared effective by the Commission by the Effectiveness Date,

then the Company will pay to the Seller $11,112.00 in cash, as liquidated damages and not as a penalty.
(d)	Within three business days of the Effectiveness Date, the Company will cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Seller and confirmation by the Seller that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(c) will be delivered to the Seller within the time frame set forth above.
3.	Registration Procedures. When the Company is required by this Agreement to effect the registration of the Registrable Securities under the Securities Act, the Company will do each of the following, as expeditiously as possible:
(a)	prepare and file with the Commission a Registration Statement with respect to the Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period, and promptly provide to the Seller copies of all filings and Commission letters of comment relating thereto;

(b)	other than during a Black Out Period, prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)	furnish to the Seller such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Seller reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

(d)	use commercially reasonable efforts to register or qualify the Seller’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Seller may reasonably request, provided, however, that the Company will not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)	list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)	immediately notify the Seller at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(g)	make available for inspection by the Seller and any attorney, accountant or other agent retained by the Seller, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Seller.
4.	Expenses. The Company will pay all Registration Expenses and the Seller will pay all Selling Expenses.

5.	Indemnification.
(a)	In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Seller, and its officers, directors and each other person, if any, who controls the Seller within the meaning of the Securities Act, against any Adverse Consequences to which the Seller, or such Persons may become subject under the Securities Act or otherwise, insofar as such Adverse Consequences arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller; provided, however, that the Company will not be liable in any such case if and to the extent that any Adverse Consequences arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Seller or any such Person in writing specifically for use in any such document, or (ii) or (ii) in the case of an occurrence of a Black Out Period or a Discontinuation Event, the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective or of the occurrence of a Black Out Period, and prior to the receipt by such Holder of the Advice contemplated in Section 6(d).

(b)	In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Seller will indemnify and hold harmless the Company, and its officers, directors and each other Person, if any, who controls the Company within the meaning of the Securities Act, against Adverse Consequences to which the Company or such Persons may become subject under the Securities Act or otherwise, insofar as such Adverse Consequences arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Seller to the Company expressly for use in (and such information is contained in) the Registration Statement under which the Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Seller will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Seller specifically for use in any such document.
(c)	Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party will, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and will only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) If and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action will be brought against any Indemnified Party and it will notify the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in and, to the extent it will wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party will pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party will have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party will have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)	In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Seller, or any officer, director or controlling person of the Seller, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Seller or such officer, director or controlling person of the Seller in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Seller will contribute to the aggregate Adverse Consequences to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.
6.	Representations and Warranties.
(a)	Each Buyer SEC Document was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the Buyer SEC Documents, nor the financial statements (and the notes thereto) included in the Buyer SEC Documents, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Buyer SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such Buyer SEC Documents.

(b)	The Common Stock is listed or quoted, as applicable, for trading on the NASDAQ Over The Counter Bulletin Board and satisfies all requirements for the continuation of such listing or quotation, as applicable, and the Company will do all things necessary for the continuation of such listing or quotation, as applicable. The Company has not received any notice that its Common Stock will be delisted from or no longer be quoted on, as applicable, the NASDAQ Over The Counter Bulletin Board (except for prior notices which have been fully remedied) or that the Common Stock does not meet all requirements for the continuation of such listing or quotation, as applicable.

(c)	Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the sale of the securities pursuant to the Purchase Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Common Stock pursuant to applicable exemptions under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its Affiliates or subsidiaries take any action or steps that would cause the sale of the securities under the Purchase Agreement to be integrated with other offerings.

(d)	The shares of Common Stock which the Seller has acquired pursuant to the Purchase Agreement are all restricted securities under the Securities Act as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

(e)	Except for agreements made in the ordinary course of business, there is no agreement that has not been filed with the Commission as an exhibit to a registration statement or to a form required to be filed by the Company under the Exchange Act, the breach of which could reasonably be expected to have a material and adverse effect on the Company and its subsidiaries, or would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

(f)	The Company will provide written notice to each Holder of (i) the occurrence of each Discontinuation Event (as defined below), and (ii) the declaration of effectiveness by the SEC of each Registration Statement required to be filed hereunder, in each case within one (1) business day of the date of each such occurrence and/or declaration.

7.	Miscellaneous.
(a)	Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b)	No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statement other than the Registrable Securities, and the Company will not after the date hereof and prior to the Effective Date, enter into any agreement providing any such right for inclusion of shares in the Registration Statement to any of its security holders. The Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any person or entity that have not been fully satisfied.

(c)	Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d)	Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Black Out Period or a Discontinuation Event (as defined below), such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed or that the Black Out Period has been terminated, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Agreement, a “Discontinuation Event” will mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company will provide true and complete copies thereof and all written responses thereto to each of the Holders), (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information, (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)	Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities required to be covered hereunder and the Company will determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company will send to each Holder written notice of such determination and, if within 15 days after receipt of such notice, any such Holder will so request in writing, the Company will include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

(f)	Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same will be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g)	Notices. All notices, requests, demands, claims and other communications under this Agreement will be in writing. Any notice, request, demand, claim or other communication under this Agreement will be deemed duly given two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:

If to the Seller:

Creditdiscovery, LLC
P.O. Box 4497
Huntington Beach, CA 92605
Attn:
Facsimile:
Email:

	If to the Buyer:	Copy to:

	Innuity, Inc.	Gray, Plant, Mooty,
Mooty & Bennett, P.A.
500 IDS Center
80 South Eighth Street
	Attn:	Attn: JC Anderson, Esq.
	Facsimile:	Facsimile: (612) 632-4002
	Email:	Email: jc.anderson@gpmlaw.com

If to a Holder:

To the address of such Holder as
it appears in the stock transfer
books of the Company.

Any party may send any notice, request, demand, claim or other communication to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Agreement.

(h)	Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the persons and entities as permitted under the Note and the Purchase Agreement with the prior written consent of the Company, which will not be unreasonably withheld.

(i)	Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed will be deemed to be an original and, all of which taken together will constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature will create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)	Submission to Jurisdiction. Each of the parties submits to the jurisdiction of any state or federal court sitting in the State of Washington, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined there. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party. Each party agrees that a final judgment in any action or proceeding so brought will be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

(k)	Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
[REMAINDER OF THIS PAGE BLANK. SIGNATURE PAGE FOLLOWS.]

     The parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

INNUITY, INC.

Name:
Title:

SELLER:

ACQUIRINT, LLC

Name:
Title:

[Signature Page to Innuity, Inc./Acquirint, LLC Registration Rights Agreement]

EXHIBIT A TO REGISTRATION RIGHTS AGREEMENT
[                     ___, 200___]
[Continental Stock Transfer
& Trust Company
Two Broadway
New York, NY 10004
Attn: William Seegraber]
          Re:   Innuity, Inc.. Registration Statement on Form [S-3]
Ladies and Gentlemen:
     As counsel to Innuity, Inc., a Utah corporation (the “Company”), we have been requested to render our opinion to you in connection with the resale by the individuals or entitles listed on Schedule A attached hereto (the “Selling Stockholders”), of an aggregate of                      shares (the “Shares”) of the Company’s Common Stock.
     A Registration Statement on Form [S-3] under the Securities Act of 1933, as amended (the “Act”), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [date]. Enclosed is the Prospectus dated [date]. We understand that the Shares are to be offered and sold in the manner described in the Prospectus.
     Based upon the foregoing, upon request by the Selling Stockholders at any time while the registration statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or re-registration by the Selling Stockholders may be issued without restrictive legend. We will advise you if the registration statement is not available or effective at any point in the future.
Very truly yours,
[Company counsel]

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